2nd Quarter 2016 Earnings Results Michael Small – Chief Executive Officer Norman Smagley – Chief Financial Officer August 4, 2016 Exhibit 99.2

SAFE HARBOR STATEMENT Safe Harbor Statement This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Gogo’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. In particular, the availability and performance of certain technology solutions yet to be implemented by the Company set forth in this presentation represent aspirational long-term goals based on current expectations. For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Note to Certain Operating and Financial Data In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), Gogo also discloses in this presentation certain non-GAAP financial information, including Adjusted EBITDA and Cash CAPEX. These financial measures are not recognized measures under GAAP, and when analyzing our performance or liquidity, as applicable, investors should (i) use Adjusted EBITDA in addition to, and not as an alternative to, net loss attributable to common stock as a measure of operating results, and (ii) use Cash CAPEX in addition to, and not as an alternative to, consolidated capital expenditures when evaluating our liquidity. See the Appendix for a reconciliation of each of Adjusted EBITDA and Cash CAPEX to the comparable GAAP measure. No reconciliation of the forecasted range for Adjusted EBITDA for fiscal 2016 is included in this release because we are unable to quantify certain amounts that would be required to be included in the respective corresponding GAAP measure without unreasonable efforts and we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, we are not able to provide a reconciliation for the forecasted range of Adjusted EBITDA for 2016 due to variability in the timing of aircraft installations and de-installations impacting depreciation expense and amortization of deferred airborne leasing proceeds. In addition, this presentation contains various customer metrics and operating data, including numbers of aircraft or units online, that are based on internal company data, as well as information relating to the commercial and business aviation market, and our position within those markets. While management believes such information and data are reliable, they have not been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources.

SIGNIFICANT MOMENTUM IN Q2 ‘16 ü ü Considerable progress on Gogo Biz 4G development and launching with Delta Private Jets New Partnership with IBM and The Weather Company ü 2Ku flying on three airlines

BOND DEAL ADDS LIQUIDITY ü ü Closed $525 million bond deal and extended our debt maturities Funds will be used to support 2Ku installs ü Added more than $200M of cash on the balance sheet 2-3 year gross margin payback on 2Ku installs ü (1) Based on current average mainline ARPA as of 6/30/2016. 1

STRONG Q2 ‘16 FINANCIAL RESULTS ü Q2 ‘16 Adjusted EBITDA was over $14 million, up 33% Y/Y ü Q2 ‘16 revenue was nearly $148 million, up 22% Y/Y (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the comparable measure. 1

New aircraft awards in Q2 ’16: IAG (British Airways, Iberia, Aer Lingus) Delta American Airlines 2Ku AWARDS EXCEED 1,200 ü Total 2Ku awarded, but not yet installed aircraft, is more than 1,200 ü (1) As of 8/4/2016 1 ü ü ü

STRONG PROGRESS ON 2Ku ü Successfully completed first factory retrofit on A350 ü Received six STCs including Airbus A319, Boeing 737-800, Airbus A330 and Airbus A340

2Ku INSTALLATION FORECAST IS INCREASED ü Building supply chain to support at least 750 2Ku installs annually ü Expect 2Ku installs of 75-100 in 2016 ü Expect 2Ku installs of 350-450 in 2017

2Ku INCREASING BANDWIDTH TO AVIATION ü 2Ku is performing well, pleased with Netflix streaming on Aeromexico ü Recently introduced a software upgrade that doubled throughput to the seat ü 2Ku performance is expected to improve to over 100 Mbps in 2017

BUSINESS AVIATION PROGRESS ü ü Gogo Biz 4G on track to launch in 2Q 2017 Delta Private Jets agreement strengthens ties with a key airline partner ü 4G offers enough bandwidth to bring ground-like experience to the BA market, including streaming video ü Partnership with The Weather Company offers pilots real-time turbulence information for safer flying experience

LOOKING AHEAD ü Focused on installing 2Ku as quickly as possible 2016 2Ku installations of 75 – 100 2017 2Ku installations of 350 – 450 ü Focused on getting Gogo Biz 4G into the market ü Focused on scaling our operating capabilities to support our airline partners

Q2’16 Record Revenue 2 22% Y/Y Growth Q2’16 revenue up 22% Y/Y Service revenue up 26% Y/Y $121 $142 Note: Minor differences exist due to rounding $126 $138 $148

SOLID GROWTH IN Q2’16 Adjusted ebitda 33% Y/Y Growth Q2 ’16 Adjusted EBITDA increased 33% to $14.4 million Q2 ’16 Adjusted EBITDA margin increased to 10% from 9% Y/Y Note: Minor differences exist due to rounding (1) Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation to the comparable GAAP measure. 1

CA-NA - Strong GROWTH IN Revenue & AIRCRAFT ONLINE 4 19% Y/Y Growth Service revenue driven largely by increases in aircraft online 2,596 Aircraft Online as of 6/30/2016 ~200 net awarded but not yet installed aircraft at end of Q2’16 Aircraft installations: 96 net aircraft installed in Q2 ’16 >1,300 ATG-4 aircraft online as of 6/30/2016 Expect approximately 600 ATG-4 installs in 2016 15% Y/Y Growth Note: Minor differences exist due to rounding

CA-NA – ARPA GROWTH SEGMENT MARGIN EXPANDS ARPA grew to $138K: 14% y/y growth in ARPA excluding aircraft added since the beginning of 2015, primarily regional jets and aircraft with new airline partners Segment profit margin of 20% Note: Minor differences exist due to rounding $135 $135 66% Y/Y Growth $139 $134 $138

STRONG GROWTH IN BA SERVICE REVENUE Service revenue increased 36% Y/Y to $32 million Total BA revenue increased 13% Y/Y to $49 million BA equipment revenue decreased to $17 million, consistent with overall BA market 36% Y/Y Growth 55% 13% Y/Y Growth $43.3 Note: Minor differences exist due to rounding $44.2 59% 58% $49.6 $50.1 61% 66% $49.1

Increased ATG units online & SERVICE ARPU drive segment profit GROWTH ATG units online increased 20%, to nearly 3,800 ATG Service ARPU increased 14%, to over $2,500 per month Segment profit increased 8%, to $19 million Segment profit margin of 39% 20% Y/Y Growth Note: Minor differences exist due to rounding 8% Y/Y Growth

CONTINUED GROWTH IN CA-ROW REVENUE AND AIRCRAFT ONLINE 149% Y/Y Growth 68% Y/Y Growth Note: Minor differences exist due to rounding 249 aircraft online, up 12 Q/Q Near completion of Ku installs with Delta and Japan Airlines Revenue of $5.7 million, double from Q2 ’15

STRONG CA-ROW ARPA GROWTH Note: Minor differences exist due to rounding $111 $145 Annualized ARPA grew 30% Y/Y to $145K Awarded but not yet installed aircraft is approximately 500, mostly 2Ku Expect to install majority of awarded aircraft by end of 2018 Segment loss increased to $23.3 million due to continued investment in 2Ku rollout and increased satellite capacity costs 30% Y/Y Growth $5MM Y/Y Increase

Consolidated Cash CAPEX Q2 ’16 Y/Y changes in capital expenditures due primarily to increased 2Ku airborne equipment purchases Note: Minor differences exist due to rounding. Note: Cash CAPEX is a non-GAAP measure. See Appendix for a reconciliation to the most comparable GAAP measure. $17MM Y/Y Increase

ü $509 million of cash on balance sheet at end of 2nd quarter ü One-time $15 million debt extinguishment charge had $0.20 impact on EPS BALANCE SHEET AND BOND DEAL ü Using proceeds from bond deal to support 2Ku rollout, continued global expansion and to retire existing senior debt

UPDATED GUIDANCE

✓ **Installations**

- 2Ku installations: 75-100 in 2016, 350-450 in 2017
- CA-NA approximately 300 incremental installations, up from more than 200
- CA-ROW ~75 aircraft in 2016, at least 200 in 2017, both consistent with prior guidance

✓ **Cash CAPEX**[1]

- $110-$135 million in 2016 consistent with prior guidance
- $140-$165 million in 2017

✓ **Total revenue** to be above midpoint of the guidance range of $575-$595 million

✓ **Adjusted EBITDA**[2] between $55-$65 million

(1) Cash CAPEX is a non-GAAP measure. See Appendix for a reconciliation to the comparable GAAP measure.
(2) Adjusted EBITDA is a non-GAAP measure. We are not able to provide a reconciliation for the forecasted range of Adjusted EBITDA for 2016 due to variability in the timing of aircraft installations and de-installations impacting depreciation expense and amortization of deferred airborne leasing proceeds

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential.

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Q&A

Appendix

GOGO INSTALLED AND AWARDED AIRCRAFT AS OF 6/30/2016 (1) All figures are as of 6/30/2016. Awarded but not yet installed figures are approximate and differences may exist due to rounding. 5

ADJUSTED EBITDA RECONCILIATION ($MM) 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 Net Income (20) (25) (29) (34) (24) (40) Interest Income (0) (0) (0) (0) (0) (0) Interest Expense 10 16 17 16 16 18 Income Tax Provision – – – – – – Depreciation & Amortization 19 21 22 25 24 25 EBITDA 9 12 10 8 17 2 Fair Value Derivative Adjustments – – – – – – Class A and Class B Senior Convertible Preferred Stock Return – – – – – – Accretion of Preferred Stock – – – – – – Stock-based Compensation Expense 3 3 5 4 4 4 Amortization of Deferred Airborne Lease Incentives (4) (5) (5) (6) (6) (7) Loss on Extinguishment of Debt – – – – – 15 Adjustment of deferred financing costs – – – 2 (1) – Adjusted EBITDA 8 11 10 8 14 14 Note: Minor differences exist due to rounding 26

CASH CAPEX RECONCILIATION ($MM) 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 2016 Q2 Purchases of Property and Equipment (53) (33) (19) (30) (31) (40) Acquisition of Intangible Assets (Capitalized Software) (4) (4) (4) (5) (6) (8) Consolidated Capital Expenditures (57) (37) (24) (35) (37) (48) Change in Deferred Airborne Lease Incentives 9 7 7 14 8 1 Amortization of Deferred Airborne Lease Incentives 4 5 5 6 6 7 Landlord Incentives 12 3 – 1 – – Cash CapEx (32) (23) (12) (13) (24) (40) Note: Minor differences exist due to rounding

CASH CAPEX GUIDANCE RECONCILIATION ($MM) For the year ending 2016 Low High Consolidated capital expenditures (GAAP) (150) (185) Deferred airborne lease incentives 40 50 Cash CAPEX (110) (135) For the year ending 2017 Low High Consolidated capital expenditures (GAAP) (220) (265) Deferred airborne lease incentives 80 100 Cash CAPEX (140) (165)